                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.3



                              2005 - 2007 LONG TERM INCENTIVE PLAN
                                        February 11, 2005


                   ------------------------------------------------------------------
                                    REVISED 2005-2007 LTIP MATRIX
                   ------------------------------------------------------------------
                                                                   AVERAGE
                                                         EBIT RETURN ON CAPITAL
                                                                 2005 - 2007
                                                                 -----------
                          PAYOUT %         0.0%                     < y%
                                          50.0%                   x to < y%
                                          62.5%                   x to < y%
                                          75.0%                   x to < y%
                                          87.5%                   x to < y%
                                         100.0%                   x to < y%
                                         112.5%                   x to < y%
                                         125.0%                   x to < y%
                                         137.5%                   x to < y%
                                         150.0%                   x to < y%
                   ------------------------------------------------------------------



EBIT RETURN ON CAPITAL:

                                                                                                   3 YEAR
                                                2004 [1]     2005          2006         2007         AVG
                                                -----        ----          ----         ----         ---
REVISED 2004-2006 PLAN TARGET                      x%         x%            x%                       x%
2005 - 2007 PLAN TARGET                                       x%            x%           x%          x%


NOTES:
[1]  Includes legacy Cingular performance only
[2] Actual 2004 EBIT return was X%; has been adjusted for effects of the AT&T Wireless merger
[3] Matrix structure for 2005 - 2007 LTIP is essentially the same structure as the 2004 - 2006 plan
[4]  Target for 2007 include the AT&T Wireless merger impacts and expectations